Exhibit 99.1
Investor Relations Contact:
Leslie Green
Green Communications Consulting, LLC
(650) 312-9060
leslie@greencommunicationsllc.com

NetLogic Microsystems Announces First Quarter 2011 Financial Results

•	Q1 FY 2011 Net Revenues: $98.7 million

•	Q1 FY 2011 GAAP Net Income: $6.0 million; $0.08 per share (diluted)

•	Q1 FY 2011 Non-GAAP Net Income: $29.2 million; $0.39 per share (diluted)

SANTA CLARA, Calif. – May 2, 2011 – NetLogic Microsystems, Inc. (NASDAQ: NETL), a worldwide leader in high performance intelligent semiconductor solutions for next-generation Internet networks, today announced financial results for its first quarter ended March 31, 2011.

Revenue for the first quarter of 2011 was $98.7 million, a 1.8% sequential decrease from $100.4 million for the fourth quarter of 2010 and a 14.4% increase from $86.3 million for the first quarter of 2010.

First quarter 2011 net income, determined in accordance with generally accepted accounting principles (GAAP), was $6.0 million or $0.08 per diluted share. By comparison, GAAP net loss was $57.3 million or $0.99 per diluted share for the first quarter of 2010.  GAAP net income for first quarter 2011 included stock-based compensation and related payroll taxes, amortization of intangible assets, and acquisition-related costs.  Excluding these items, non-GAAP net income for the first quarter of 2011 was $29.2 million or $0.39 per diluted share, compared with $0.31 per diluted share for the first quarter of 2010.

Management Qualitative Comments

“Building upon our tremendous engineering achievements in 2010, we have continued to execute on an ambitious roadmap that highlights our commitment to technology leadership,” said Ron Jankov, president and CEO.  “Our design activity is very strong across all of our product categories as our solutions are providing our customers leading performance and power.  We continue to enhance our growth opportunities, targeting some of the most significant technology trends in communications and networking today, including the deployment of advanced wireless infrastructure, the adoption of cloud computing, the migration to Internet Protocol version 6 and the transition to 10 Gigabit Ethernet.  Our product portfolio is ideally suited to address the complex architectural requirements necessary to support these trends, which we expect to drive a significant increase in our TAM as they play out over time.”

NetLogic Microsystems, Inc. Announces First Quarter 2011 Financial Results
May 2, 2011

Recent Highlights

•
In April, the company closed its acquisition of Optichron, Inc., a provider of 3G/4G LTE base station digital front-end (DFE) processors.  Shortly thereafter, the company announced the availability of the OP6100 family of DFE processors that deliver 65MHz of occupied bandwidth, 145MHz of total bandwidth and 325MHz of pre-distortion bandwidth for next-generation 3G and 4G/LTE base stations, remote radio heads (RRUs) and distributed antenna systems (DAS). This dramatic breakthrough represents over 220% increase in bandwidth over competing available merchant DFE solutions, and at a fraction of the cost and power of FPGA-based solutions.

•
The company announced breakthrough innovations in high-speed physical layer SerDes development resulting in the world’s lowest latency 10 Gigabit Ethernet (GbE) PHY solution for next-generation data centers. The new dual-channel AEL2020-LL PHY with integrated SerDes features an ultra low-latency of 70 nanoseconds (ns), which is nearly a half of existing solutions and supports multiple protocols and media types.

•
The company announced the XLP316L multi-core processor, the newest member of its industry-leading XLP® processor family, which is optimized for next-generation Long Term Evolution (LTE) and LTE-Advanced base stations.

•
The company was issued its 500th patent, a strong recognition of its innovation and technology leadership in high-performance semiconductor solutions that perform highly differentiated tasks for advanced 3G/4G mobile wireless infrastructure, data center, enterprise, metro Ethernet, and edge and core infrastructure networks.

•
The company expanded on its 40 nanometer IPv6 knowledge-based processor portfolio with the introduction of its NL82048 processor which doubles the IPv6 processing capabilities for next-generation switches and routers.   The NL82048 knowledge-based processor incorporates a number of ground-breaking innovations, and is the first device in the industry that is capable of supporting up to 512,000 IPv6 addresses or 2,000,000 IPv4 addresses.

•
The company has developed and taped out its next-generation silicon in the advanced 28nm process at Taiwan Semiconductor Manufacturing Company (TSMC). As an Early Access/Development Partner for TSMC's 28nm process, the company is migrating its next-generation multi-core processing, knowledge-based processing and 10/40/100 Gigabit PHY product lines to the advanced process node to offer customers best-in-class performance, power efficiency and cost structures. These 28nm products are targeted at next-generation LTE, IPv6, data center and security markets.

NetLogic Microsystems, Inc. Announces First Quarter 2011 Financial Results
May 2, 2011

Conference Call

To listen to the conference call, dial (800) 659-2056 ten minutes prior to the start of the call, using the passcode 49509562.  International callers, dial (617) 614-2714.  A taped replay will be made available approximately two hours after the conclusion of the call and will remain available for one week.  To access the replay, dial (888) 286-8010 and enter passcode 12103050.  International callers dial (617) 801-6888.

The conference call will be available via a live webcast on the investor relations section of NetLogic Microsystems’ web site at http://www.netlogicmicro.com.  Access the web site 15 minutes prior to the start of the call to download and install any necessary audio software.  An archived webcast replay will be available on the web site for three months.

About NetLogic Microsystems

NetLogic Microsystems, Inc. (NASDAQ: NETL) is a worldwide leader in high-performance intelligent semiconductor solutions that are powering next-generation Internet networks.  NetLogic Microsystems’ best-in-class products perform highly differentiated tasks of accelerating complex network traffic to significantly enhance the performance and functionality of advanced 3G/4G mobile wireless infrastructure, data center, enterprise, metro Ethernet, edge and core infrastructure networks.  NetLogic Microsystems’ market-leading product portfolio includes high-performance multi-core processors, knowledge-based processors, content processors, network search engines, ultra low-power embedded processors, digital front-end processors and high-speed 10/40/100 Gigabit Ethernet PHY solutions.  These products are designed into high-performance systems such as switches, routers, wireless base stations, security appliances, networked storage appliances, service gateways and connected media devices offered by leading original equipment manufacturers (OEMs).  NetLogic Microsystems is headquartered in Santa Clara, California, and has offices and design centers throughout North America, Asia and Europe.  For more information about products offered by NetLogic Microsystems, call +1-408-454-3000 or visit the NetLogic Microsystems Web site at http://www.netlogicmicro.com.

NetLogic Microsystems, the NetLogic Microsystems logo and XLP are trademarks of NetLogic Microsystems, Inc.  XLP is a registered trademark of NetLogic Microsystems, Inc. All other trademarks are the properties of their respective owners.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this press release regarding NetLogic Microsystems’ business which are not historical facts may be “forward-looking statements” that involve risks and uncertainties. Forward-looking statements are based on certain assumptions and expectations of future events that are subject to risks and uncertainties. Actual results and trends may differ materially from historical results or those projected in any such forward-looking statements depending on a variety of factors. These factors include, but are not limited to, customer acceptance and demand for our products, the volume of sales to our principal product customers, the timing of our receipt of customer orders during the quarter, manufacturing yields for our products, the timing of manufacture and delivery of product by our foundry suppliers, potential warranty claims and product defects, the length of our sales cycles, our average selling prices, our ability to successfully develop and sell new products, the effects of any business acquisitions that we might make, the strength of the OEM networking equipment market and the cyclical nature of that market and the semiconductor industry. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in the Company’s reports on Forms 10-K and 10-Q, as well as other reports that NetLogic Microsystems files from time to time with the Securities and Exchange Commission which are available at http://www.sec.gov. All forward-looking statements are qualified in their entirety by this cautionary statement, and NetLogic Microsystems undertakes no obligation to update publicly any forward-looking statement for any reason, except as required by law, even as new information becomes available or other events occur in the future.

NetLogic Microsystems, Inc. Announces First Quarter 2011 Financial Results
May 2, 2011

NETLOGIC MICROSYSTEMS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)
(UNAUDITED)

	Three months ended
	March 31, 2011	March 31, 2010
Revenue	$98,669	$86,251
Cost of revenue*	38,242	51,331
Gross profit	60,427	34,920
Operating expenses:
Research and development*	32,825	28,055
Selling, general and administrative*	20,414	19,724
Change in contingent earn-out liability	-	45,247
Acquisition-related costs	487	735
Total operating expenses	53,726	93,761
Income (loss) from operations	6,701	(58,841)
Interest and other income (expense), net	311	(57)
Income (loss) before income taxes	7,012	(58,898)
Provision for (Benefit from) income taxes	1,008	(1,561)
Net income (loss)	$6,004	$(57,337)
Net income (loss) per share - Basic	$0.09	$(0.99)
Net income (loss) per share - Diluted	$0.08	$(0.99)
Shares used in calculation - Basic	68,002	57,993
Shares used in calculation - Diluted	72,696	57,993

*	Includes stock-based compensation and related payroll taxes, and amortization of intangible assets as follows (in thousands):

	Three months ended
	March 31, 2011	March 31, 2010
Stock-based compensation and related payroll taxes:
Cost of revenue	$241	$226
Research and development	5,927	6,503
Selling, general and administrative	4,941	6,150
Total	$11,109	$12,879

Amortization of intangible assets:
Cost of revenue	$10,655	$9,731
Selling, general and administrative	913	913
Total	$11,568	$10,644

NetLogic Microsystems, Inc. Announces First Quarter 2011 Financial Results
May 2, 2011

Non-GAAP Financial Information

In addition to disclosing financial results calculated in accordance with U.S. generally accepted accounting principles (GAAP), this announcement of operating results contains non-GAAP financial measures that exclude the income statement effects of stock-based compensation and related payroll taxes, amortization of intangible assets, fair value adjustments of acquired inventory and related taxes, changes in contingent earn-out liability, acquisition-related costs, and the effects of excluding stock-based compensation upon the number of diluted shares used in calculating non-GAAP earnings per share.

We have excluded stock-based compensation expense and changes in contingent earn-out liability in calculating these non-GAAP financial measures.  These expenses are non-cash in nature and rely on valuations based on future events such as the market price of our common stock and revenue generated from products acquired in the RMI acquisition during the first 12 months following the close that are difficult to predict and are affected by market factors that are largely not within the control of management. We have excluded stock related payroll taxes, amortization of intangible assets, fair value adjustments related to acquired inventory and the related tax effect, and acquisition-related costs because we do not consider them to be related to our core operating performance.

We use the non-GAAP financial measures that exclude these items to make strategic decisions, forecast future results and evaluate the Company’s current performance. We believe that the presentation of non-GAAP financial measures that exclude these items is useful to investors because we do not consider these charges either part of the day-to-day business or reflective of the core operational activities of the Company that are within the control of management or that are used to evaluate management’s operating performance.

The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The Company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures. For additional information regarding these non-GAAP financial measures, and management’s explanation of why it considers such measures to be useful, refer to the Form 8-K dated May 2, 2011 that the Company has submitted to the Securities and Exchange Commission.

NetLogic Microsystems, Inc. Announces First Quarter 2011 Financial Results
May 2, 2011

NETLOGIC MICROSYSTEMS, INC.
RECONCILIATION OF GAAP NET INCOME (LOSS) TO NON-GAAP NET INCOME
(IN THOUSANDS)
(UNAUDITED)

	Three months ended
	March 31, 2011	March 31, 2010
GAAP net income (loss)	$6,004	$(57,337)
Reconciling items:
Stock-based compensation and related taxes	11,109	12,879
Changes in contingent earn-out liability	-	45,247
Amortization of intangible assets	11,568	10,644
Fair value adjustment related to the acquired inventory	-	12,240
Acquisition-related costs	487	735
Tax effect of inventory fair value adjustment	-	(4,262)
Non-GAAP net income	$29,168	$20,146

NETLOGIC MICROSYSTEMS, INC.
RECONCILIATION OF GAAP DILUTED NET INCOME (LOSS) PER SHARE TO
NON-GAAP DILUTED NET INCOME PER SHARE
(UNAUDITED)

	Three months ended
	March 31, 2011	March 31, 2010
GAAP net income (loss) per share - Diluted	$0.08	$(0.99)
Reconciling items:
Stock-based compensation and related taxes	0.15	0.20
Changes in contingent earn-out liability	-	0.69
Amortization of intangible assets	0.15	0.16
Fair value adjustment related to the acquired inventory	-	0.19
Acquisition-related costs	0.01	0.01
Tax effect of inventory fair value adjustment	-	(0.07)
Difference in shares count between diluted GAAP and diluted non-GAAP calculation	-	0.12
Non-GAAP net income per share - Diluted	$0.39	$0.31

NetLogic Microsystems, Inc. Announces First Quarter 2011 Financial Results
May 2, 2011

NETLOGIC MICROSYSTEMS, INC.
RECONCILIATION OF THE SHARES USED FOR GAAP DILUTED
NET INCOME (LOSS) PER SHARE CALCULATION TO THE SHARES USED FOR
NON-GAAP DILUTED NET INCOME PER SHARE CALCULATION
(IN THOUSANDS)
(UNAUDITED)

	Three months ended
	March 31, 2011	March 31, 2010
Shares used in calculation - Diluted (GAAP)	72,696	57,993
The effect of removing stock-based compensation expense for Non-GAAP presentation purpose	1,968	3,118
The effect of dilutive potential common shares due to reporting non-GAAP net income	-	4,326
Shares used in calculation - Diluted (Non-GAAP)	74,664	65,437

NETLOGIC MICROSYSTEMS, INC.
RECONCILIATION OF GAAP GROSS MARGIN TO NON-GAAP GROSS MARGIN
(IN THOUSANDS, EXCEPT PERCENTAGES)
(UNAUDITED)

	Three months ended
	March 31, 2011		March 31, 2010
GAAP gross margin	$60,427	61.2%	$34,920	40.5%
Reconciling items:
Stock-based compensation	241	0.2%	226	0.3%
Amortization of intangible assets	10,655	10.8%	9,731	11.3%
Fair value adjustment related to acquired inventory	-	0.0%	12,240	14.2%
Non GAAP gross margin	$71,323	72.3%	$57,117	66.2%

NetLogic Microsystems, Inc. Announces First Quarter 2011 Financial Results
May 2, 2011

NETLOGIC MICROSYSTEMS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS)
(UNAUDITED)

	March 31, 2011	December 31, 2010
ASSETS
Current assets:
Cash, cash equivalents and short-term investments	$277,415	$256,167
Accounts receivables, net	40,033	19,829
Inventories	32,992	36,290
Deferred income taxes	8,401	8,428
Prepaid expenses and other current assets	9,534	11,458
Total current assets	368,375	332,172
Property and equipment, net	22,282	20,507
Goodwill	112,136	112,700
Intangible asset, net	169,270	180,838
Other assets	69,217	66,372
Total assets	$741,280	$712,589
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$18,411	$17,257
Accrued liabilities	25,062	27,848
Deferred margin	6,219	4,242
Software licenses and other obligations, current	3,384	4,514
Total current liabilities	53,076	53,861
Software licenses and other obligations, long-term	730	2,033
Other liabilities	39,541	37,782
Total liabilities	93,347	93,676
Stockholders' equity
Common stock	684	675
Additional paid-in capital	830,748	807,780
Accumulated other comprehensive income (loss)	11	(28)
Accumulated deficit	(183,510)	(189,514)
Total stockholders' equity	647,933	618,913
Total liabilities and stockholders' equity	$741,280	$712,589

CONTACT: Green Communications Consulting, LLC
Leslie Green, 650-312-9060 (Investor Relations)
leslie@greencommunicationsllc.com
SOURCE: NetLogic Microsystems, Inc.